                                   Exhibit 24

                                CASE CORPORATION

                               POWER OF ATTORNEY

                                CASE CORPORATION
                  OUTSIDE DIRECTORS' EQUITY COMPENSATION PLAN


      The undersigned, in his capacity as a Director of Case Corporation, does hereby appoint Richard S. Brennan, Kevin J. Hallagan and Theodore R. French, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of up to 100,000 shares of Common Stock, par value $0.01 per share, of Case Corporation, to be sold pursuant to the Case Corporation Outside Directors' Equity Compensation Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have the power to act hereunder with or without the other of such attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of May, 1996.



                                     /s/ MARK ANDREWS
                                     ----------------------------------
                                         Mark Andrews

                                CASE CORPORATION

                               POWER OF ATTORNEY

                                CASE CORPORATION
                  OUTSIDE DIRECTORS' EQUITY COMPENSATION PLAN


      The undersigned, in his capacity as a Director of Case Corporation, does hereby appoint Richard S. Brennan, Kevin J. Hallagan and Theodore R. French, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of up to 100,000 shares of Common Stock, par value $0.01 per share, of Case Corporation, to be sold pursuant to the Case Corporation Outside Directors' Equity Compensation Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have the power to act hereunder with or without the other of such attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of May, 1996.



                                     /s/ DANA G. MEAD
                                     -------------------------------------
                                         Dana G. Mead

                                CASE CORPORATION

                               POWER OF ATTORNEY

                                CASE CORPORATION
                  OUTSIDE DIRECTORS' EQUITY COMPENSATION PLAN


      The undersigned, in his capacity as a Director of Case Corporation, does hereby appoint Richard S. Brennan, Kevin J. Hallagan and Theodore R. French, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of up to 100,000 shares of Common Stock, par value $0.01 per share, of Case Corporation, to be sold pursuant to the Case Corporation Outside Directors' Equity Compensation Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have the power to act hereunder with or without the other of such attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of May, 1996.



                                     /s/ KATHERINE M. HUDSON
                                     ----------------------------------
                                         Katherine M. Hudson

                                CASE CORPORATION

                               POWER OF ATTORNEY

                                CASE CORPORATION
                  OUTSIDE DIRECTORS' EQUITY COMPENSATION PLAN


      The undersigned, in his capacity as a Director of Case Corporation, does hereby appoint Richard S. Brennan, Kevin J. Hallagan and Theodore R. French, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of up to 100,000 shares of Common Stock, par value $0.01 per share, of Case Corporation, to be sold pursuant to the Case Corporation Outside Directors' Equity Compensation Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have the power to act hereunder with or without the other of such attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of May, 1996.



                                     /s/ GERALD ROSENFELD
                                     ----------------------------------
                                         Gerald Rosenfeld

                                CASE CORPORATION

                               POWER OF ATTORNEY

                                CASE CORPORATION
                  OUTSIDE DIRECTORS' EQUITY COMPENSATION PLAN


      The undersigned, in his capacity as a Director of Case Corporation, does hereby appoint Richard S. Brennan, Kevin J. Hallagan and Theodore R. French, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of up to 100,000 shares of Common Stock, par value $0.01 per share, of Case Corporation, to be sold pursuant to the Case Corporation Outside Directors' Equity Compensation Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have the power to act hereunder with or without the other of such attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of May, 1996.



                                     /s/ JEAN-PIERRE ROSSO
                                     ----------------------------------
                                         Jean-Pierre Rosso

                                CASE CORPORATION

                               POWER OF ATTORNEY

                                CASE CORPORATION
                  OUTSIDE DIRECTORS' EQUITY COMPENSATION PLAN

      The undersigned, in his capacity as a Director of Case Corporation, does hereby appoint Richard S. Brennan, Kevin J. Hallagan and Theodore R. French, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of up to 100,000 shares of Common Stock, par value $0.01 per share, of Case Corporation, to be sold pursuant to the Case Corporation Outside Directors' Equity Compensation Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have the power to act hereunder with or without the other of such attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of May, 1996.



                                     /s/ THEODORE R. TETZLAFF
                                     -------------------------------
                                         Theodore R. Tetzlaff

                                CASE CORPORATION

                               POWER OF ATTORNEY

                                CASE CORPORATION
                  OUTSIDE DIRECTORS' EQUITY COMPENSATION PLAN


      The undersigned, in his capacity as a Director of Case Corporation, does hereby appoint Richard S. Brennan, Kevin J. Hallagan and Theodore R. French, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of up to 100,000 shares of Common Stock, par value $0.01 per share, of Case Corporation, to be sold pursuant to the Case Corporation Outside Directors' Equity Compensation Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have the power to act hereunder with or without the other of such attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of May, 1996.



                                     /s/ JEFFERY T. GRADE
                                     ---------------------------------
                                         Jeffery T. Grade

                                CASE CORPORATION

                               POWER OF ATTORNEY

                                CASE CORPORATION
                  OUTSIDE DIRECTORS' EQUITY COMPENSATION PLAN

      The undersigned, in his capacity as a Director of Case Corporation, does hereby appoint Richard S. Brennan, Kevin J. Hallagan and Theodore R. French, and each of them, severally, his true and lawful attorneys, or attorney, to execute in his name, place and stead, in his capacity as a Director of said Company, a Registration Statement on Form S-8 for the registration of up to 100,000 shares of Common Stock, par value $0.01 per share, of Case Corporation, to be sold pursuant to the Case Corporation Outside Directors' Equity Compensation Plan, and any and all amendments and post-effective amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of such attorneys shall have the power to act hereunder with or without the other of such attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

      IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of May, 1996.



                                     /s/ THOMAS N. URBAN
                                     --------------------------------
                                         Thomas N. Urban